Exhibit 10.6.2

HORIZON TECHNOLOGY FINANCE CORPORATION

AND

XTERA COMMUNICATIONS, INC.

FIRST AMENDMENT TO

VENTURE LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THE VENTURE LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of June 17, 2011 by and among Xtera Communications, Inc., a Delaware corporation (the “Borrower”), and Horizon Technology Finance Corporation (“Lender”). Capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement (as defined below).

RECITALS

WHEREAS, Lender and Borrower previously entered into that certain Venture Loan and Security Agreement, dated May 10, 2011 (the “Loan Agreement”);

WHEREAS, Section 12.4(c) of the Loan Agreement provides that it may only be amended by the written consent of Lender and Borrower; and

WHEREAS, the undersigned Lender and Borrower desire to amend the Loan Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Confirmation. Borrower hereby acknowledges and agrees that: (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Lender, (ii) the Obligations to Lender under the Loan Agreement are secured by validly perfected security interests in all assets of Borrower, including Intellectual Property and with respect to Third Party Equipment, consistent with the provisions of Section 4.8 of the Loan Agreement, and (iii) Borrower has no cause of action, claim, defense or set-off against the Lender in any way regarding or relating to the Loan Agreement or Lender’s actions thereunder and to the extent any such cause of action, claim, defense or set-off ever existed, it is waived and Lender is released from any claims of Borrower. Borrower represents and warrants that except as specifically waived herein, no Default or Event of Default has occurred under the Loan Agreement.

2. Amended Provision. The Loan Agreement is hereby amended such that:

Section 7.13 Maintenance of Accounts is hereby deleted in its entirety and replaced with the following:

“Maintenance of Accounts. (i) Maintain any deposit account or account holding securities owned by Borrower except accounts with respect to which Lender is able to take such actions as it deems necessary to obtain a perfected security interest in such accounts through one or more Account Control Agreements; or (ii) grant or allow any other Person (other than Lender) to perfect a security interest in, or enter into any agreements with any Persons (other than Lender) accomplishing perfection via control as to, any of its deposit accounts or accounts holding securities. Notwithstanding the foregoing, Borrower may maintain the following deposit accounts, provided that the cash balances within such accounts does not exceed the amount listed herein: (a) Bank of Montreal, account number [                ], provided the balance contained therein does not exceed $100,000; (b) Comerica Bank, account number [                ], provided the balance contained therein does not exceed $3,000; (c) Comerica Bank, account number [                ], provided the balance contained therein does not exceed $425,000; (d) Bank of Montreal, account number [                ], provided the balance contained therein does not exceed $40,000; (e) HSBC, account number [                ], provided the balance contained therein does not exceed $2,000; (f) HSBC, account number [                ], provided the balance contained therein does not exceed €1,000,000, and HSBC, account number [                ], provided the balance contained therein does not exceed $55,000; (g) HSBC, account number [                ], provided the balance contained therein does not exceed $400,000; (h) HSBC, account number [                ], provided the balance contained therein does not exceed $4,000; (i) HSBC, account number [                ], provided the balance contained therein does not exceed $792,000; (j) HSBC, account number [                ], provided the balance contained therein does not exceed €225,000; (k) HSBC, account number [                ], provided the balance contained therein on any one day does not exceed $0.00, because this account is purely transactional, and any currency funded is immediately dispersed on the same day; (l) the following accounts provided that the aggregate balance contained therein does not exceed $150,000: Chin Atrust Commercial Bank, account number [                ], Chin Atrust Commercial Bank, account number [                ], Chin Atrust Commercial Bank, account number [                ], Bank Sinopac, account number [                ], Bank Sinopac, account number [                ], HSBC, account number [                ], HSBC, account number [                ]; (m) JPMorgan Chase Bank, account number 6872254153, provided the balance contained therein does not exceed $10,000; (n) the following accounts provided that the aggregate balance contained therein does not exceed $110,000: HSBC Bank Company Limited, account number [                ], HSBC Bank Company Limited, account number [                ], HSBC Bank Company Limited, account number [                ], HSBC Bank Company Limited, account number [                ].”

3. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

4. Waiver. Pursuant to Section 12.4(c) of the Loan Agreement, Lender hereby waives any breach by Borrower that occurred prior to this Amendment of the sub-sections of Section 7.13 of the Loan Agreement that were amended by this Amendment.

5. Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as amended above, the Loan Agreement remains in full force and effect.

6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

7. Counterparts. This Amendment may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

8. Entire Agreement. The Loan Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of page intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

BORROWER:

XTERA COMMUNICATIONS, INC.

By:	/s/ Paul J. Colan
Paul J. Colan
Chief Financial Officer

LENDER:

HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer

Signature Page to the Amendment to

the Venture Loan and Security Agreement